Comerica Incorporated

Barclays Global Financial Services Conference
September 13, 2022

Curt Farmer
Chairman, President & CEO

Jim Herzog
Chief Financial Officer

Peter Sefzik
Executive Director, Commercial Bank



Safe Harbor Statement

Any statements in this presentation that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "contemplates," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "opportunity," "initiative," "outcome," "continue," "remain," "maintain," "on track," "trend," "objective," "looks forward," "projects," "models" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this presentation and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries as well as estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences include credit risks (unfavorable developments concerning credit quality; declines or other changes in the businesses or industries of Comerica's customers; and changes in customer behavior); market risks (changes in monetary and fiscal policies; fluctuations in interest rates and their impact on deposit pricing; and transitions away from LIBOR towards new interest rate benchmarks); liquidity risks (Comerica's ability to maintain adequate sources of funding and liquidity; reductions in Comerica's credit rating; and the interdependence of financial service companies); technology risks (cybersecurity risks and heightened legislative and regulatory focus on cybersecurity and data privacy); operational risks (operational, systems or infrastructure failures; reliance on other companies to provide certain key components of business infrastructure; the impact of legal and regulatory proceedings or determinations; losses due to fraud; and controls and procedures failures); compliance risks (changes in regulation or oversight, or changes in Comerica's status with respect to existing regulations or oversight; the effects of stringent capital requirements; and the impacts of future legislative, administrative or judicial changes to tax regulations); strategic risks (damage to Comerica's reputation; Comerica's ability to utilize technology to efficiently and effectively develop, market and deliver new products and services; competitive product and pricing pressures among financial institutions within Comerica's markets; the implementation of Comerica's strategies and business initiatives; management's ability to maintain and expand customer relationships; management's ability to retain key officers and employees; and any future strategic acquisitions or divestitures); and other general risks (impacts from the COVID-19 global pandemic; changes in general economic, political or industry conditions; the effectiveness of methods of reducing risk exposures; the effects of catastrophic events; changes in accounting standards; the critical nature of Comerica's accounting policies; and the volatility of Comerica's stock price). Comerica cautions that the foregoing list of factors is not all-inclusive. For discussion of factors that may cause actual results to differ from expectations, please refer to our filings with the Securities and Exchange Commission. In particular, please refer to "Item 1A. Risk Factors" beginning on page 13 of Comerica's Annual Report on Form 10-K for the year ended December 31, 2021. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this presentation or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Brief Overview

We will raise your expectations of what a bank can be

Comerica

Facts
- 170+ year history
- 18th largest U.S. bank[1,2]
- 7,436 employees

Commercial Bank
- >90% of total loans are commercial
- Highest concentration of C&I loans among peers[1]

Retail Bank
- ~35% of total deposits
- 433 banking centers & ~655 ATMs

Wealth Management
- $197B assets under administration
- ~25,000 personal & institutional clients

Attractive Footprint
- 12 of 15 largest metropolitan areas[3]
- 7 of 10 fastest growing metropolitan areas[3,4]


MI
24%
CA
35%
Loans[5]
$50.0B
TX
20%
Other Markets[6]
21%


MI
35%
CA
31%
Deposits[5]
$77.6B
TX
15%
Other Markets[6]
19%

6/30/22 • [1]Source: S&P Global Market Intelligence as of 1Q22 • [2]Commercial Banks • [3]U.S. Census Bureau; by population 2020. Includes all locations with employees & offices • [4]2020 vs 2019 by number of people • [5]2Q22 Average • [6]Other Markets & Finance/Other; includes items not directly associated with the geographic markets or the three major business segments

Diversified Geographic Footprint

Supporting customers with local presence

Comerica

Texas
- Established: 1988
- #2 largest state GDP
- Business friendly environment
- Dallas-Fort Worth, Houston, Austin, San Antonio

California
- Established: 1991
- #1 largest state GDP
- Deep industry expertise
- L.A., San Diego, San Jose, San Francisco

Michigan
- Established: 1849
- #14 largest state GDP
- Large retail deposit base
- Detroit, Ann Arbor, Grand Rapids, Lansing

Offices Across U.S.


Primary Markets
Other Markets
Office Locations

- Large, higher growth urban markets
- Predominance of middle market companies & wealth management opportunities
- Highly integrated, cost-effective platform

Southeast
- Strong population growth & manufacturing base
- 3 commercial offices in Raleigh, Winston-Salem & Charlotte; 8 banking centers in FL
- Serving customers in FL, GA, NC, TN, SC & VA

Mountain West
- Fast growing economy, attractive climate
- Offices in Phoenix area (17 banking centers) & Denver
- Serving customers in AZ & CO

3Q22 Loan Update

Broad-based growth continues

Loan Trends
($ in billions, average)



48.1
46.5
47.8
47.1
48.3
47.9
50.0
49.9
50.9
50.9
3Q21
4Q21
1Q22
2Q22
3Q22 Thru 8/31
Loans ex. PPP
PPP Loans

- $900MM increase in QTD average loans[1]
  - Solid growth in nearly every business line
- $2B increase in commitments (8/31/22 vs 6/30/22)
- Pipeline remains very strong
- 3Q22 outlook[2]: slightly higher than QTD level

Consistent Growth
General Middle Market, ex. PPP[3]
($ in billions, average)



11.2
11.7
12.2
12.7
12.9
15%
3Q21
4Q21
1Q22
2Q22
3Q22 Thru 8/31

Superior Growth
(2Q22 vs. 1Q22; percentages; average)



Total Loans[4]
3.6
3.0
CMA
Peer Avg.
C&I Loans[4,5]
5.8
4.0
CMA
Peer Avg.

3Q22 metrics through 8/31/22 are preliminary & subject to change. • [1]Comparisons of 3Q22 through 8/31/22 vs 2Q22 • [2]Outlook as of 9/9/22 • [3]General Middle Market loans with PPP: 3Q21 $11.9B, 4Q21 $12.0B, 1Q22 $12.4B, 2Q22 $12.8B; 3Q22 thru 8/31 $12.9B • [4]Excluding MTB & CFG due to acquisitions • [5]Excluding CFR as information is not available

3Q22 Deposit Update

Strategically managing relationship deposits

Deposit Trends
($ in billions; Average)



79.1
84.5
79.1
77.6
74.7
3Q21
4Q21
1Q22
2Q22
3Q22 Thru 8/31

- QTD average deposits reflect[1]
  - $2B interest-bearing deposits
  - $909MM noninterest-bearing deposits
- QTD interest-bearing deposit costs[1] remained low at 14 bps
- 3Q22 outlook[2]: continue to trend lower

Lowest Interest-bearing Deposit Cost[3]
(2Q22; percentages)



0.05
0.07
0.08
0.10
0.10
0.10
0.12
0.16
0.18
0.22
0.23
0.24
CMA
ZION
KEY
FITB
HBAN
RF
MTB
FHN
CFG
CFR
SNV
BOKF

Deposit Growth Through Covid[4]
(Average 3Q22 thru 8/24 vs. 1Q20; percentages)



33
34
CMA
All Commercial Banks

Large Portion of Noninterest-bearing Deposits[3]
(Average 2Q22; percentages of total deposits)



55
38
CMA
Peers

3Q22 metrics through 8/31/22 are preliminary & subject to change • [1]Comparisons of 3Q22 through 8/31/2022 vs 2Q22 • [2]Outlook as of 9/9/22 • [3]Source for peer data: S&P Global Market Intelligence • [4]Source for commercial bank data: Federal Reserve H.8 release

Liquidity Position

Comerica

Strong position with significant sources available, if needed

Cash at Fed / Earning Assets
(average)

Target[1]: 3-4% over time



8%
7%
5%
14%
22%
21%
14%
2017
2018
2019
2020
2021
1Q22
2Q22

Securities / Earning Assets
(average)



18%
18%
18%
18%
19%
21%
24%
2017
2018
2019
2020
2021
1Q22
2Q22

Loan to Deposit Ratio
(period-end)



130%
120%
110%
100%
90%
80%
70%
60%
50%
120%
68%
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
1Q22
2Q22

Wholesale Debt Maturities
($ in millions)

Includes: $500MM sub debt issued 8/25/22 at 5.332%



850
500
350
250
150
500
550
2023
2024
2025
2026
2027+
Senior Bank Debt
Sub Bank Debt
Senior Parent Debt
Sub Parent Debt

6/30/22 • [1]Outlook as of 9/9/22

Interest Rate Sensitivity

Comerica

Adding hedges to pull forward market expectations & reduce potential downside if rates decline

Management Outlook for Net Interest Income[1]

- >32% increase to FY22 NII over FY21 (including PPP)
- >25% increase in 3Q22 over 2Q22 (including PPP)

- Assuming
  - 8/31 forward rate curve
  - Loan & deposit outlook for remainder of year
  - No additional securities & swaps beyond purchases through 8/31

Securities Portfolio
($ in billions; average; yields)



16.0
16.6
17.3
19.0
20.8
1.76%
1.71%
1.74%
1.92%
2.09%
3Q21
4Q21
1Q22
2Q22
3Q22 thru 8/31

$328MM purchased at average yield of 3.84% (7/1/22-8/31/22)
Balance $20.6B at 8/31/22 vs. $20.8B at 6/30/22

Swaps as of 8/31/22[2]
($ in billions; average; weighted average yield)



8.3
12.9
21.5
22.1
21.1
11.9
1.92%
2.12%
2.36%
2.37%
2.43%
2.60%
2Q22
3Q22
4Q22
FY23
FY24
FY25-29

$5.6B in swaps purchased at 2.84% with term of 4.4 years (7/1/22-8/31/22)[3]

3Q22 metrics through 8/31/22 are preliminary & subject to change • [1]Outlook as of 9/9/22 • [2]Received fix/pay floating swaps; historical results 6/30/22; maturities extend through 3Q30 • [3]Weighted average yield & term

Credit Quality

- Well-diversified, relationship-based portfolio
- Experienced managers with deep expertise
- Conservative, consistent underwriting standards
- Proactive, frequent customer dialogue



Net Charge-offs / Loans
(percentages; LTM)
0.01 0.03 0.05 0.06 0.09 0.10 0.12 0.13 0.14 0.15 0.17 0.18
CMA ZION FHN BOKF CFR HBAN KEY MTB FITB CFG SNV RF



Loan Loss Reserve / LTM NCO
(times; 2Q22 period-end)
94 34 24 20 18 17 14 13 10 9 9 6
CMA ZION FHN BOKF HBAN CFR MTB FITB CFG RF KEY SNV



Net Charge-Offs Through Cycle
(as a % of average loans)
3.0
2.5
2.0
1.5
1.0
0.5
0.0
-0.5
2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 2Q22
Total CMA
Peer Average

2Q22 • Source for peer data: S&P Global Market Intelligence

Investing in Payments

Enhancing our digital customer experience

Best-in-Class Cash Management Solutions



Deposit Service Charges 19%
Card Fees 26%
2Q22 Noninterest Income
All Other 55%

Upgrading treasury management & payments products
- Responding to customer demand & market dynamics
- Customer access through portal & information reporting
- Integrated payments & receivables solutions

Organizational Re-Alignment Supports Customer-Focused Transformation



Service
Operations
Sales
Payments Structure
Product

Customer First Digital Delivery

TM24

End-to-end treasury management enrollment & onboarding in 24 hours
- 1st of 3 digital journeys to transform end-to-end customer experience



Comerica Bank
Treasury Mobile

Upgraded Mobile App (7/22)
- Enhanced user interface
- Expanded functionality

Focusing across all digital channels
- Customer portal
- Mobile app
- Application Programing Interface (API)

Expense Management

Culture that drives efficiency

Comerica

- Supporting revenue generating activity
- Optimizing footprint, reducing square footage
- Consolidating or relocating banking centers
- Continued investment in technology



Efficiency Ratio
(percentages; 2Q22)
58.03
59.13
CMA
Peer Avg.



Average Loans + Deposits / Employee
(2Q22; $ in millions)
17
14
CMA
Peer Avg.



Employees
(FTE)
9,035
-18%
7,436
2012
2Q22
Real Estate
(sq. ft in millions)
5.55
-24%
4.24
2012
2Q22
NIX / Loans + Deposits
(average LTM; percentages)
2.4
1.9
1.5
1.5
2012
2Q22
Deposits / Branch¹
(period-end; $ in millions)
107
86
175
164
2012
2Q22
CMA
Peer Avg.

6/30/22 • Source for peer data: S&P Global Market Intelligence • [1]2Q22 BOKF not available as of 9/9/22

Capital Management

Continue to focus on CET1 target of ~10%[1]

Comerica



CET1
7.0%
9.93%
9.72%
1Q22
2Q22
Tier 1
8.5%
10.48%
10.24%
1Q22
2Q22
Regulatory Minimum + Capital Conservation Buffer (CCB)

Capital management priorities

- Support customers; drive growth
  - Loan & commitment growth consumed 37 bps of capital (2Q22)
- Provide attractive dividend
  - $0.68/share or $89MM
- Return excess capital to shareholders
- Maintain strong debt ratings[2]



Common Equity³
($ in billions; period-end)
7.7
7.5
7.6
7.4
7.7
7.5
7.8
6.6
8.0
6.0
2Q21
3Q21
4Q21
1Q22
2Q22
Common Equity
Impact of OCI Losses
Common Equity Per Share³
($ per share; period-end)
57.17
56.28
58.13
56.55
59.03
57.41
59.78
50.80
61.13
46.19
2Q21
3Q21
4Q21
1Q22
2Q22
Common Equity Per Share
Impact of OCI Losses

6/30/22 • [1]Outlook as of 9/9/22 • [2]See Holding Company Debt Rating slide • [3]Refer to reconciliation of non-GAAP financial measures in appendix

Well Positioned for the Future

Revenue Growth

- Strong loan, fee income & net interest income results
- Robust product suite to support Payments strategy
- Footprint includes faster growth markets
- Positioned for rising rates

Relationship Focus

- Weighted to commercial banking with expertise in specialty businesses
- Long-tenured, experienced team
- Collaboration between 3 revenue divisions
- Strong deposit base

Efficient Operations

- Continuous improvement culture
- Investing in modernization
  - Transform retail delivery
  - Align corporate facilities
- Leveraging technology to drive productivity & growth

Credit Discipline

- Consistent, conservative underwriting standards
- Superior credit performance through last recession
- Balanced exposure to a wide variety of industries

2Q22 Strong Financial Results, Positioned to Manage Cycles

Revenue Growth	NII Growth	Loan Growth	Efficiency Ratio	Net Charge Offs	Asset Sensitivity[1]
+18%	+23%	+3.6%	58.03%	$0	+3% +100 bps -6% -100 bps

6/30/22 • 2Q22 compared to 1Q22 • [1]For methodology see Company's Form 10-Q, as filed with the SEC. Estimates are based on simulation modeling analysis (100 bps change in rates point-to-point impact on NII)

APPENDIX

2Q22 Review

Comerica



Earnings Per Share[1]
$1.37
$1.92
40%
1Q22
2Q22
Return on Equity[2]
10.1%
16.7%
66%
1Q22
2Q22
Revenue
$700MM
$829MM
18%
1Q22
2Q22
Return on Assets[3]
0.8%
1.2%
40%
1Q22
2Q22
Average Loans
$48B
$50B
4%
1Q22
2Q22
Efficiency Ratio
67%
58%
-13%
1Q22
2Q22

Modernization

New Comerica logo
- Represents commitment to our legacy & vision for our future
- Ribbons convey energy & forward motion as well as 3 business lines

Transform retail delivery
- Consolidate 5% of banking centers
- Expansion of ITM network
- Add small business bankers

Align corporate facilities
- Right size & modernize footprint
- Increase brand awareness
- Focus on community presence

Optimize technology
- Accelerate cloud migration
- Enhance customer experience
- Increase colleague productivity

Corporate Responsibility

14th Annual Corporate Responsibility Report published

$2.0B in green loans & commitments (6/30/22), up 42% over 6/30/21

Over last decade, **reduced Scope 1 & 2 emissions 57%** (12/31/21), exceeding 2025 target of 50% (65% by 2030 & 100% by 2050)

Recognized as **Best U.S. Companies for Diversity** by National Diversity Council

Honored as one of **50 Most Community-Minded Companies** in U.S. for 7th year

Appointed **National Hispanic Business Development** Manager

Formed **Renewable Energy Solutions** group

[1]Diluted earnings per common share • [2]Return on common shareholders' equity • [3]Return on average assets

2Q22 Results

Comerica

Strong revenue growth, solid expense control & excellent credit quality

(millions, except per share data)	2Q22	1Q22	2Q21	Change From 1Q22	Change From 2Q21
Average loans	$50,027	$48,273	$49,828	$1,754	$199
Average loans, ex. PPP	49,878	47,938	46,369	1,940	3,509
Average deposits	77,589	79,103	75,520	(1,514)	2,069
Net interest income	561	456	465	105	96
Provision for credit losses	10	(11)	(135)	21	145
Noninterest income[1]	268	244	284	24	(16)
Noninterest expenses[1]	482	473	463	9	19
Provision for income tax	76	49	93	27	(17)
Net income	261	189	328	72	(67)
Earnings per share[2]	$1.92	$1.37	$2.32	$0.55	($0.40)
CET1[3]	9.72%	9.93%	10.35%		

Key Performance Drivers 2Q22 compared to 1Q22

- Revenue increased 18% & 11% relative to 2Q21
- Pre-tax, pre-provision net revenue (PPNR) increased 53% & 21% relative to 2Q21[4]
- Loans up 4% with growth in nearly every business
- Deposits reflect prudent management & businesses utilizing cash
- Net interest income benefitted from higher rates as well as loan & securities growth
- -0- net charge-offs; Reserve ratio 1.18%
- Strong fee generation, led by syndication, derivative & warrant activity
- Careful expense control, while supporting revenue growth, drove efficiency ratio to 58%
- CET1 decreased as loan activity outpaced capital generation

[1]Includes gains/(losses) related to deferred comp asset returns of $6MM 2Q21, ($7MM) 1Q22, ($14MM) 2Q22 • [2]Diluted earnings per common share • [3]2Q21 reflects deferral of CECL standard impact as calculated per regulatory guidance • [4]Refer to reconciliation of non-GAAP financial measures slide

Loans

Strong growth driven by nearly every business line



Loans
($ in billions)
49.8
48.1
47.8
48.3
50.0
49.6
51.5
3.25
3.39
3.26
3.22
3.64
2Q21
3Q21
4Q21
1Q22
2Q22
1Q22
2Q22
Average Balances
Period-end
Loan Yields %

Average loans increased $1.8B[1], or 3.6%

- \+ $401MM National Dealer Services
- \+ $395MM General Middle Market
- \+ $341MM Corporate Banking
- \+ $298MM Equity Fund Services
- \- $142MM Commercial Real Estate

Loan commitments increased $2.0B, or 4.1%

- Line Utilization stable at 46%



Loan Growth[2]
(percentages; average)
3.6
3.0
CMA
Peer Avg.



C&I Loan Growth[2,3]
(percentages; average)
5.8
4.0
CMA
Peer Avg.

2Q22 compared to 1Q22 • Source for peer data: S&P Global Market Intelligence & company press releases • [1]See Quarterly Average Loans slide for more details • [2]Excluding MTB & CFG due to acquisitions • [3]Excluding CFR as information is not available

Quarterly Average Loans

Business Line	2Q22	1Q22	2Q21
Middle Market			
General	$12.8	$12.4	$12.2
Energy	1.4	1.3	1.4
National Dealer Services	4.5	4.1	4.4
Entertainment	1.1	1.1	0.9
Tech. & Life Sciences	0.9	0.9	0.9
Equity Fund Services	3.5	3.2	2.7
Environmental Services	2.0	2.0	1.7
Total Middle Market	$26.2	$24.9	$24.2
Corporate Banking			
US Banking	3.9	3.7	3.0
International	1.6	1.5	1.4
Commercial Real Estate	6.5	6.6	6.9
Mortgage Banker Finance	1.7	1.6	2.9
Business Banking	3.3	3.3	4.0
Commercial Bank	**$43.2**	**$41.5**	**$42.4**
Retail Bank	**$2.0**	**$2.0**	**$2.5**
Wealth Management	**$4.8**	**$4.7**	**$4.9**
TOTAL	**$50.0**	**$48.3**	**$49.8**

By Market	2Q22	1Q22	2Q21
Michigan	$12.1	$11.7	$12.2
California	17.4	17.2	17.5
Texas	9.8	9.8	10.0
Other Markets[1]	10.7	9.7	10.0
TOTAL	**$50.0**	**$48.3**	**$49.8**



Loan Portfolio
(2Q22 Period-end)
Fixed Rate[2]
29%
$51.5B
Prime-based
12%
90-Day+ Rate
6%
≤30-Day Rate[3]
53%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets • [2]Fixed rate loans include $9.6B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps • [3]Includes ~1% of Daily SOFR

Deposits

Strategic management of deposits & businesses utilizing excess liquidity



Deposits
($ in billions)
75.5
79.1
84.5
79.1
77.6
77.6
75.8
0.06
0.06
0.05
0.05
0.05
2Q21
3Q21
4Q21
1Q22
2Q22
1Q22
2Q22
Average Balances
Period-end
Deposit Rate¹ %

Average deposits decreased $1.5B

- $1.0B interest-bearing
- $501MM noninterest-bearing
- Decrease included highly rate sensitive Municipalities, Financial Institutions & Corporate Banking
- Continued growth in Retail & Wealth Management

Loan to deposit ratio[2] 68%



Interest-bearing Deposit Cost³
(percentages; 2Q22)
0.05
0.07
0.08
0.10
0.10
0.10
0.12
0.16
0.18
0.22
0.23
0.24
CMA
ZION
KEY
FITB
HBAN
RF
MTB
FHN
CFG
CFR
SNV
BOKF

2Q22 compared to 1Q22 • [1]Interest costs on interest-bearing deposits • [2]At 6/30/22 • [3]Source for peer data: S&P Global Market Intelligence & company press releases

Quarterly Average Deposits

Business Line	2Q22	1Q22	2Q21
Middle Market			
General	$21.1	$22.2	$21.1
Energy	0.8	0.6	0.5
National Dealer Services	1.6	1.9	1.1
Entertainment	0.3	0.3	0.2
Tech. & Life Sciences	7.0	7.3	7.1
Equity Fund Services	1.1	1.2	1.1
Environmental Services	0.3	0.3	0.2
Total Middle Market	$32.2	$33.9	$31.3
Corporate Banking			
US Banking	2.4	2.7	3.2
International	2.2	2.3	2.2
Commercial Real Estate	2.0	2.2	1.9
Mortgage Banker Finance	0.6	0.6	0.8
Business Banking	4.4	4.4	4.3
Commercial Bank	**$43.7**	**$46.0**	**$43.7**
Retail Bank	**$27.1**	**$26.9**	**$25.6**
Wealth Management	**$6.0**	**$5.3**	**$5.1**
Finance / Other[1]	**$0.7**	**$0.9**	**$1.2**
TOTAL	**$77.6**	**$79.1**	**$75.5**

By Market	2Q22	1Q22	2Q21
Michigan	$27.2	$28.1	$26.4
California	24.1	24.6	21.7
Texas	11.7	10.8	10.4
Other Markets[2]	13.8	14.7	15.9
Finance / Other[1]	0.7	0.9	1.2
TOTAL	**$77.6**	**$79.1**	**$75.5**

Beneficial Deposit Mix: 55% noninterest-bearing

(2Q22 Average)



Retail Noninterest-bearing 10%
Retail Interest-bearing 27%
Total $77.6B
Commercial Noninterest-bearing 45%
Commercial Interest-bearing 18%

$ in billions • Totals shown above may not foot due to rounding. Certain prior quarter amounts have been reclassified to conform to the current quarter presentation. • [1]Finance/Other includes items not directly associated with the geographic markets or the three major business segments • [2]Other Markets includes Florida, Arizona, the International Finance Division and businesses that have a significant presence outside of the three primary geographic markets

Interest Rate Sensitivity

Comerica

Adding hedges to pull forward market expectations & reduce downside

Swap Rates Embed Market Expectation of Fed Actions

Implied Forward Curve 8/31/22
Spot swap rate used for illustration



4.0%
3.0%
2.0%
1.0%
0.0%
8/1/22
11/1/22
2/1/23
5/1/23
8/1/23
11/1/23
2/1/24
5/1/24
8/1/24
11/1/24
2/1/25
5/1/25
8/1/25
11/1/25
2/1/26
5/1/26
8/1/26
11/1/26
2/1/27
5/1/27
1-month LIBOR
5 yr. Fixed Rate Swap

Guiding Principles of Prudent Hedging Strategy[1]

- Provide a more consistent earnings trajectory through rate cycle
- Hedging pulls forward market expectations, while reducing downside of potential decline in short-term rates over time
  - YTD acquired mostly spot swaps; have begun to layer in forward starting swaps to coincide with maturities next year
- Moderate asset sensitive position as rates rise

Hedges Provides Balance



Loans
8/31/22
Floating Rate 66%
Fixed Rate[2] 34%

Beneficial Mix



Deposits
8/31/22
Noninterest-bearing 56%
Interest-bearing 44%

3Q22 metrics through 8/31/22 are preliminary & subject to change. • [1]Outlook as of 9/9/22 • [2]Fixed rate loans includes $12.9B receive fixed/pay floating (30-day) LIBOR , BSBY & SOFR interest rate swaps; Forward dated swaps are excluded

Net Interest Income

Comerica

Grew $105MM, or 23%; Benefit from increased rates, loans & hedges; NIM 2.74%, up 55 bps

Net Interest Income
($ in millions)



465
475
461
456
561
2.29
2.23
2.04
2.19
2.74
2Q21
3Q21
4Q21
1Q22
2Q22
Net Interest Margin %

$456MM	**1Q22**	**2.19%**
+ 71MM	**Loans**	**+ 0.29**
+ 52MM	Higher rates, incl. swaps	+ 0.26
+ 15MM	Higher Balances	+ 0.03
+ 4MM	One more day	---
+ 23MM	**Securities Balances**	**+ 0.01**
+ 19MM	Higher balance	- 0.01
+ 4MM	Higher rates	+ 0.02
+ 14MM	**Fed Deposits**	**+ 0.26**
+ 29MM	Higher rates	+ 0.15
- 15MM	Lower balances	+ 0.11
- 3MM	**Wholesale funding rates**	**- 0.01**
$561MM	**2Q22**	**2.74%**

2Q22 compared to 1Q22

Securities Portfolio

Increased portfolio to monetize asset sensitivity as rates increased

Comerica



Securities Portfolio
($ in billions)
15.4
16.0
16.6
17.3
19.0
18.8
20.8
1.82
1.76
1.71
1.74
1.92
2Q21 3Q21 4Q21 1Q22 2Q22
Average Balances
1Q22 2Q22
Period-end
Securities Yields %

Average portfolio increased $1.7B

- Period-end increased $2.0B
  - + $3.5B MBS purchases at average yield of 3.50%
  - - $650MM MBS payments
  - - $850MM fair value change
- Duration of 5.5 years[1]
  - Extends to 6.5 years under +200bps instantaneous rate increase[1]
- Net unrealized pre-tax loss of $2B



Securities Income
($ in millions)
70
70
71
77
100
2Q21 3Q21 4Q21 1Q22 2Q22

6/30/22 • [1]Estimated as of 6/30/22

Credit Quality

Reserve reflects strong credit metrics, loan growth & uncertain economic environment

Comerica



Net Charge-Offs (Recoveries) Remain Very Low
($ in millions)
(11)
2
(4)
8
0
2Q21 3Q21 4Q21 1Q22 2Q22



Criticized Loans[1] at Record Low
($ in millions)
2,176
1,818
1,573
1,647
1,534
4.3
3.8
3.2
3.3
3.0
2Q21 3Q21 4Q21 1Q22 2Q22
Criticized/Loans %



Nonperforming Assets Decreased
($ in millions)
320
296
269
274
266
0.64
0.62
0.55
0.55
0.52
2Q21 3Q21 4Q21 1Q22 2Q22
NPA/Loans %



Allowance for Credit Losses Increased Modestly
($ in millions)
683
639
618
599
609
1.36
1.33
1.26
1.21
1.18
2Q21 3Q21 4Q21 1Q22 2Q22
ACL/Loans %

2Q22 compared to 1Q22 • [1]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories

Noninterest Income

Increased 10% with broad-based growth


Noninterest Income[1]
($ in millions)
284
280
289
244
268
2Q21
3Q21
4Q21
1Q22
2Q22

Increased $24MM

- \+ $ 8MM Commercial Lending (syndication)
- \+ $ 8MM Warrant-related Income (Other noninterest income)
- \+ $ 7MM Derivative Income[2] (CVA +$5MM)
- \+ $ 4MM Fiduciary
- \+ $ 2MM Deposit Service Charges
- \- $ 7MM Deferred compensation (Other noninterest income; offset in noninterest expense)


Fee Income
$268MM
Card Fees
26%
Fiduciary
23%
Deposit Service
Charges
19%
Derivative
Income
11%
Commercial
Lending Fees
11%
Other
10%

2Q22 compared to 1Q22 • [1]Gains/(losses) related to deferred comp asset returns $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22 (offset in noninterest expense) • [2]Credit Valuation Adjustment (CVA) $1MM 2Q21, $3MM 3Q21, $4MM 4Q21, ($2MM) 1Q22, $3MM 2Q22

Noninterest Expenses

Efficiency ratio improved to 58%


Noninterest Expenses[1]
($ in millions)
463
465
486
473
482
61.7
61.6
64.6
66.9
58.0
2Q21
3Q21
4Q21
1Q22
2Q22
Efficiency Ratio %

Certain modernization initiatives totaling $7MM, including:

- Consulting
- Contract labor
- Branch consolidation (asset impairment & severance)

Increased $9MM

- \+ $ 5MM Salaries & benefits
  - \+ $17MM Performance-based compensation
  - \+ $ 4MM Annual merit
  - \+ $ 4MM Staff insurance
  - \+ $ 4MM Contract labor
  - \- $19MM 1Q22 seasonal items: such as stock comp, payroll taxes
  - \- $ 7MM Deferred comp (offset in noninterest income)
- \+ $ 8MM Technology-related: Consulting, Software, Equipment, etc.
- \+ $ 2MM Litigation-related (Other noninterest expense)
- \+ $ 2MM Occupancy
- \- $ 5MM Lower operational losses (Other noninterest expense)
- \- $ 4MM Tax refund (Other noninterest expense)

2Q22 compared to 1Q22 • [1]Gains/(losses) related to deferred comp plan $6MM 2Q21, -0- 3Q21, $5MM 4Q21, ($7MM) 1Q22, ($14MM) 2Q22 (offset in noninterest income)

Energy Business Line

Credit quality continued to improve



Period-end Loans
($ in millions)
1,320
277
1,043
2Q21
1,277
244
1,033
3Q21
1,204
212
992
4Q21
1,263
203
1,060
1Q22
1,373
218
1,155
2Q22
Midstream
Exploration & Production[1]

- Exposure $3.1B / 42% utilization
- Decreases in NCO, Criticized & Nonaccrual
- Hedged 50% or more of production
  - At least one year: 77% of customers
  - At least two years: 44% of customers
- Focus on larger, sophisticated E&P and Midstream companies
- E&P: 58% Oil, 21% High Gas, 21% Oil/Gas

($ in millions; Period-end)	2Q22	1Q22	2Q21
Loans	$1,373	$1,263	$1,320
% of total CMA	2.7%	2.5%	2.6%
Criticized[2]	$30	$51	$223
Ratio	2.0%	4.0%	16.9%
Nonaccrual	$11	$12	$52
Ratio	1.0%	1.0%	4.0%
Net charge-offs (recoveries)[3]	$(1)	$6	$(12)

6/30/22 • [1]Includes Services; 2Q21 $18MM, 3Q21 $25MM, 4Q21 $21MM, 1Q22 $14MM, 2Q22 $15MM • [2]Criticized loans are consistent with regulatory defined Special Mention, Substandard, & Doubtful categories • [3]Net credit-related charge-offs (recoveries)

Mortgage Banker Finance

55+ years experience with reputation for consistent, reliable approach

- Provide warehouse financing: bridge from residential mortgage origination to sale to the end market
- Extensive backroom provides collateral monitoring & customer service
- Focus on full banking relationships
- As of 2Q22:
  - Comerica: 86% purchase
  - Industry: 70% purchase[1]
- Strong credit quality
- No charge-offs since 2010
- Period-end loans: $2.4B (1Q22 $2.2B)



Average Loans
($ in millions)
Actual MBA Mortgage Origination Volumes[1]
1,784
1,961
1,677
1,335
2,044
2,521
2,681
2,042
3,278
3,585
3,791
3,211
2,924
2,757
2,450
1,597
1,724
2Q18
3Q18
4Q18
1Q19
2Q19
3Q19
4Q19
1Q20
2Q20
3Q20
4Q20
1Q21
2Q21
3Q21
4Q21
1Q22
2Q22



MBA Mortgage Originations Forecast[1]
($ in billions)
689
678
480
497
467
1Q22
2Q22
3Q22
4Q22
1Q23
Purchase
Refinance

6/30/22 • [1]Source: Mortgage Bankers Association (MBA) Mortgage Finance Forecast as of 8/22/22; 1Q22 actual

National Dealer Services

75+ years of floor plan lending

Franchise Distribution
(Based on period-end loan outstandings)



Honda/Acura 8%
Ford 8%
GM 6%
Fiat/Chrysler 9%
Mercedes 6%
Nissan/ Infiniti 3%
Other European 14%
Other Asian 11%
Other[1] 20%
Toyota/Lexus 15%
Total $4.8B

- Top tier strategy
- National scope with customers in 42 states
- Focus on "Mega Dealer" (five or more dealerships in group)
- Strong credit quality; Robust monitoring of company inventory & performance
- Floor Plan remained low due to supply chain constraints

Average Loans
($ in billions)



2Q18 7.4 4.2
3Q18 7.0 3.8
4Q18 7.4 4.0
1Q19 7.8 4.4
2Q19 7.9 4.5
3Q19 7.5 4.1
4Q19 7.3 4.0
1Q20 6.8 3.6
2Q20 6.2 2.8
3Q20 5.3 1.9
4Q20 5.5 2.2
1Q21 5.3 2.0
2Q21 4.4 1.2
3Q21 3.8 0.6
4Q21 3.9 0.6
1Q22 4.1 0.6
2Q22 4.5 0.8
Floor Plan

6/30/22 • [1]Other includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans)

Commercial Real Estate Business Line

Very strong credit quality

Primarily Lower Risk Multifamily[1]
(2Q22 period-end)



Retail 9%
Office 10%
Single Family 2%
Other 2%
Land Carry 3%
Multi use 3%
Multifamily 43%
Industrial / Storage 28%
Total $5.6B

- Long history of working with well-established, proven developers
- >90% of new commitments from existing customers
- Substantial upfront equity required
- 49% of Industrial/Storage & 41% of Multifamily are construction loans[1,2]
- Majority high growth markets within footprint:
  - 41% California
  - 22% Texas

Total CRE Business Line Average Loans
($ in millions)



2Q18 5,349
3Q18 5,316
4Q18 5,223
1Q19 5,315
2Q19 5,517
3Q19 5,658
4Q19 5,883
1Q20 6,210
2Q20 6,659
3Q20 6,683
4Q20 6,699
1Q21 6,690
2Q21 6,883
3Q21 6,797
4Q21 6,579
1Q22 6,604
2Q22 6,463

Credit Quality
No significant net charge-offs since 2014
($ in millions)



2Q21 99 1.4% 2
3Q21 99 1.6% 2
4Q21 28 0.4% 1
1Q22 26 0.4% 1
2Q22 18 0.3% 1
NAL
Criticized[3]
% Criticized/Loans

6/30/22 • [1]Excludes CRE business line loans not secured by real estate • [2]Period-end loans • [3]Criticized loans are consistent with regulatory defined Special Mention, Substandard & Doubtful categories

Technology & Life Sciences

~30 years of deep expertise & strong relationships with top-tier investors

Comerica



Average Loans
($ in millions)
949
843
841
856
901
2Q21
3Q21
4Q21
1Q22
2Q22



Average Deposits
($ in millions)
7,093
7,448
8,290
7,341
7,036
2Q21
3Q21
4Q21
1Q22
2Q22

- Manage concentration to numerous verticals to ensure widely diversified portfolio
- Closely monitor cash balances & maintain robust backroom operation
- 10 offices throughout US & Canada



Customer Segment Overview
(approximate; 2Q22 period-end loans)
Growth
46%
Total
$0.9B
Early Stage
13%
Late Stage
41%

6/30/22

Equity Fund Services

Strong relationships with top-tier Private Equity & Venture Capital firms

Comerica

- Customized solutions for Private Equity & Venture Capital firms
  - Credit Facilities (Funds, General Partners, Management Companies)
  - Treasury Management
  - Capital Markets, including Syndication
- Customers in the US & Canada
- Drives connectivity with other teams
  - Middle Market
  - Commercial Real Estate
  - Environmental Services
  - Energy
  - TLS
  - Private Banking
- Strong credit profile
  - No charge-offs
  - No criticized loans



Average Loans
($ in millions)
2,696
2,951
2,846
3,209
3,507
2Q21
3Q21
4Q21
1Q22
2Q22

6/30/22

Environmental Services Department

15+ years experience; Specialized industry, committed to growth

Comerica

- Dedicated relationship managers advise & guide customers on profitably growing their business by providing banking solutions
  - Waste management & recycling companies
  - Renewable energy companies
- Insight & expertise with
  - Transfer stations, disposal & recycling facilities
  - Commercial & residential waste collection
  - Landfill gas to energy; waste to energy
  - Acquisitions
  - Growth capital expenditures
- Focus on middle market-sized companies with full banking relationships
- Historically strong credit quality
- Recently established Renewable Energy Solutions group



Average Loans
($ in millions)
1,683
1,844
1,834
1,954
2,034
2Q21
3Q21
4Q21
1Q22
2Q22

6/30/22

Reconciliations

Comerica

Pre-tax, Pre-Provision Net Revenue (PPNR)

Pre-tax pre-provision net revenue is a measure that Comerica uses to understand fundamental operating performance before credit-related and tax expenses

	(millions, except per share data)	2Q22	1Q22	% Change	2Q21	% Change
(A)	**Net interest income before provision for credit loss** (as reported)	$561	$456	23%	$465	21%
(B)	**Noninterest income** (as reported)	$268	$244	10%	$284	-6%
(C)	**Noninterest expenses** (as reported)	$482	$473	2%	$463	4%
(A+B-C)	**Pre-tax, pre-provision net revenue**	$347	$227	53%	$286	21%

Impact of Accumulated Other Comprehensive Loss on Common Equity

Comerica believes that the presentation of common equity adjusted for the impact of accumulated other comprehensive loss provides a greater understanding of ongoing operations and enhances comparability with prior periods.

(millions, except per share data)	2Q22	1Q22	4Q21	3Q21	2Q21
Common Equity per Share of Common Stock					
Common equity	$6,041	$6,642	$7,503	$7,409	$7,537
Shares of common stock outstanding	131	131	131	131	134
Common equity per share of common stock	$46.19	$50.80	$57.41	$56.55	$56.28
Impact of Accumulated Other Comprehensive Loss to Common Equity					
Accumulated other comprehensive loss (AOCI)	$(1,954)	$(1,173)	$(212)	$(207)	$(120)
Common equity, excluding AOCI	$7,995	$7,815	$7,715	$7,616	$7,657
Common equity per share of common stock, excluding AOCI	$61.13	$59.78	$59.03	$58.13	$57.17

Holding Company Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A-	-
M&T Bank	A3	BBB+	A
BOK Financial	A3	BBB+	A
Comerica	A3	BBB+	A-
Fifth Third	Baa1	BBB+	A-
Huntington	Baa1	BBB+	A-
KeyCorp	Baa1	BBB+	A-
Regions Financial	Baa2	BBB+	BBB+
First Horizon National Corp	Baa3	BBB-	BBB
Citizens Financial Group	-	BBB+	BBB+
Synovus Financial	-	BBB-	BBB

As of 9/9/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation excluded due to no holding company

Bank Debt Rating

Senior Unsecured/Long-Term Issuer Rating	Moody's	S&P	Fitch
Cullen Frost	A3	A	-
M&T Bank	A3	A-	A
BOK Financial	A3	A-	A
Comerica	A3	A-	A-
Fifth Third	A3	A-	A-
Huntington	A3	A-	A-
KeyCorp	A3	A-	A-
Regions Financial	Baa1	A-	BBB+
Citizens Financial Group	Baa1	A-	BBB+
Zions Bancorporation	Baa1	BBB+	BBB+
First Horizon National Corp	Baa3	BBB	BBB
Synovus Financial	Baa3	BBB	BBB

As of 9/9/22 • Source: S&P Global Market Intelligence; Debt Ratings are not a recommendation to buy, sell, or hold securities; Zions Bancorporation ratings are for the bank